Subsequent Events (FY)	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events
19. Subsequent Events
On February 17, 2022, the Company announced that it was reducing its workforce by approximately 60% of its current headcount with the objective of preserving capital. This workforce reduction will take place primarily during the first quarter of 2022. As a result of these actions, the Company expects to incur personnel-related restructuring charges of approximately $0.4 million in connection with one-time employee termination costs, including severance and other benefits, which are expected to be incurred in the first quarter of 2022. In addition, the Company has committed to pay one-time employee retention costs to certain employees of up to $0.4 million, which are expected to be incurred through the second quarter of 2022.
On February 25, 2022, the Term Loan entered into with Hercules Capital, Inc. (“Hercules”) in December 2019 and most recently amended in April 2021 terminated upon the receipt by Hercules of a payoff amount of $12.8 million from the Company. The payoff amount paid by the Company included payment of $0.9 million as an end of term fee and $0.1 million as an interest/non-use fee.
On February 28, 2022, the Company entered into two agreements that effectively amended the “New Premises” license agreement for laboratory space in Boston, Massachusetts (see Note 15, Leases). The first agreement terminated the existing license, due to expire in May of 2023, effective March 31, 2022. The second agreement, effective April 1, 2022, created a new license for approximately 20 percent of the space covered by the original license with an expiration date of December 31, 2022. The Company agreed to surrender to Licensor the full amount of both the security deposit and the last month’s license fee held by licensor pursuant to the agreement, totaling approximately $0.8 million, in consideration of the agreement to terminate the original license. The new license agreement decreases the monthly license fee amount from $0.4 million to $0.1 million.